                     AMENDED AND RESTATED SECURITY AGREEMENT


         AMENDED AND RESTATED SECURITY AGREEMENT, dated as of June 26, 2001 (the "Effective Date"), by and between ISPSOFT INC., a New Jersey corporation (the "Debtor"), and DSET CORPORATION, a New Jersey corporation (the "Secured Party").

         WHEREAS, the Debtor and the Secured Party have entered into a Security Agreement, dated as of May 7, 2001 (the "Prior Security Agreement"), pursuant to which the Debtor has granted to the Secured party a lien on the Collateral; and

         WHEREAS, the Secured Party has agreed to make additional loans to the Debtor and the parties desire to amend and restate the Prior Security Agreement;

         NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Debtor and the Secured Party hereby agree as follows:

         Section 1. Definitions. (a) Unless the context otherwise requires, all terms used but not expressly defined herein shall have the meanings, if any, given to them in the Uniform Commercial Code as in effect from time to time in the State of New Jersey (the "UCC").

         (b) Additionally the following terms shall have the following meanings:

         "Collateral" means all the items described in Section 2 hereof.

         "Events of Default" means the occurrence and continuation of any of the Events of Default described in Note (as defined in Section 3(a) below).

         "Intercreditor Agreement" means the Amended and Restated Intercreditor Agreement, by and among the Debtor, certain the secured parties and certain other lenders dated as of April 12, 2001.

         "Liabilities" means the obligations of the Debtor to the Secured Party set forth in Sections 3(a) and (b) hereof.

         "Person" means and includes natural persons, corporations, limited liability companies, limited partnerships, limited liability partnerships, general partnerships, joint-stock companies, joint ventures, associations, companies, trusts, banks, trust companies and other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

         Section 2. Pledge and Grant of Security Interest. As collateral security for the payment in full of the Liabilities, the Debtor hereby grants the Secured Party a security interest in, and lien on, all right, title and interest of the Debtor presently existing or which may hereafter arise, in, to and under all of its property of all kinds and descriptions, wherever the same may now or hereafter be located, now existing and/or owned and hereafter arising and/or acquired or in which the Debtor as of the date hereof has or hereafter may acquire an interest (to the extent of such interest), including, without limitation, (i) all "accounts" of the Debtor, whether now existing or hereafter arising, and all other claims for moneys due or to become due to the Debtor, including (A) tax refunds and rights to receive tax refunds, insurance proceeds, condemnation awards, rights to refunds (including, without limitation, all amounts refunded or paid to the Debtor as a result of such amounts being deemed voidable transfers in any insolvency or bankruptcy proceeding), contribution, subrogation and/or indemnification, and (B) reserves, "deposit accounts" and other monies now or at any time or times hereafter in the possession or under the control of the Secured Party, (ii) all instruments, files, records, ledger sheets and other documents, covering or relating to any of the Collateral as described herein, (iii) all "goods", including inventory of the Debtor, whether now owned or hereafter acquired, and all "documents", (iv) all "equipment", including all machinery, fixtures, furniture and improvements, whether now owned or hereafter acquired, including any items substituted therefor as replacements, and any additions and accessions thereto, (v) all of Debtor's contract rights and "general intangibles", including interests in affiliates, partnerships and joint ventures, and all "instruments", (vi) all trademarks now or hereafter owned, adopted, used or which are being used by the Debtor, and the applications and registrations thereof, together with the goodwill of the business connected with the use of and symbolized by the trademarks, and all proceeds thereof including but not limited to any and all causes of action for infringement thereof and any and all royalties for any licenses thereof, (vii) all patents, together with any application, issue, reexamination, reissue, continuation, continuation-in-part, division, improvement, or extension thereof, and all proceeds thereof, including but not limited to any and all causes of action for infringement for the full term of the patents and any and all royalties for any licenses thereof, (viii) all work in progress, including but not limited to all reproduction and allied rights necessary for production, distribution, and exploitation of said work throughout the world in perpetuity and all copyrights therein and all renewals and extensions thereof, and all translations, adaptations and other versions of the work now made or hereafter created, (ix) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware, (x) all software programs (including both source code, object code and all related applications and data files) designed for use on the computers and electronic data processing hardware described in the preceding clause (ix), (xi) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware and software described in the preceding clauses (ix) and (x), (xii) all other personal property of the Debtor whether now owned or hereafter acquired, and

(xiii) all products and "proceeds" and accessions, additions and substitutions of the items described in (i) through (xii) above.

TO HAVE AND TO HOLD all the Collateral, unto the Secured Party forever, upon the terms and subject to the conditions hereinafter set forth.

         Section 3. Obligations Secured. This Agreement is made, and the security interest created hereby is granted:

         (a) to secure the due and punctual payment of the Debtor's obligations, including but not limited to principal and interest and costs and expenses of collection, to the Secured Party under that certain Secured Promissory Note, dated June 26, 2001 in the aggregate principal amount of up to $2,000,000 (the "Note") and all obligations of Debtor arising hereunder (including, without limitation, any amounts owing under Section 6 hereof); and

         (b) to secure the due and punctual payment of any costs and expenses incurred in connection with the realization of the security for which this Agreement provides and any reasonable out-of-pocket costs and expenses (including, but not limited to, all reasonable legal expenses) incurred in connection with any proceedings to which this Agreement may give rise.

         Section 3A. Representations and Warranties.

         (a) The Debtor hereby represents and warrants that (i) it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and duly qualified to do business and in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its current business and operations or the ownership of its properties; (ii) it has all necessary rights, franchises and privileges and full power and authority to execute, deliver and perform this Agreement and to conduct its business as currently conducted; and (iii) it has taken all necessary action to execute, deliver and perform this Agreement and this Agreement has been duly executed and delivered by the Debtor and constitutes the legally valid and binding obligations of the Debtor, enforceable in accordance its terms except as such enforceability may be limited by bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

         (b) The Debtor hereby represents and warrants that it is the legal, record and beneficial owner of, and has good, valid and marketable title to, the Collateral.

         (c) The Debtor hereby represents and warrants that, except as has been obtained as of the date hereof, no consent of any party and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any government instrumentality is required to be obtained by the Debtor in connection with the execution, delivery or performance of this Agreement, the validity or enforceability of this Agreement, the perfection or enforceability of the Secured Party' security interest in the

Collateral or, except for compliance with or as may be required by applicable securities laws, the exercise by the Secured Party of any of its rights or remedies provided herein.

         (d) The Debtor hereby represents and warrants that the execution, delivery and performance of this Agreement by it will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or other government instrumentality, domestic or foreign, applicable to it, or of its certificate of incorporation or by-laws, or of any securities issued by it, or of any mortgage, indenture, lease, deed of trust, loan agreement or other material contract, agreement or instrument or undertaking to which it is a party or which purports to be binding upon it or upon any of its assets and will not result in the creation or imposition of (or the obligation to create or impose) any lien or encumbrance on any of its assets, except as contemplated by this Agreement.

         (e) The Debtor hereby represents and warrants that upon filing any financing statements in the relevant state filing offices, the security interest granted pursuant to this Agreement in the Collateral will constitute a valid, first-priority, perfected security interest in and lien on such Collateral, enforceable as such against all creditors of the Debtor and any Persons purporting to purchase any Collateral from the Debtor.

         Section 4. Collateral Owned Free and Clear; Rights With Respect to the Collateral. (a) Except for the security interest hereby granted to the Secured Party and the security interest granted the Debtor's bridge lenders in 2001, the Debtor will not pledge, assign, grant a security interest in or otherwise encumber any of the Collateral, or permit or suffer any lien, security interest, claim or encumbrance of any nature whatsoever in, on or upon the Collateral, without the prior written consent of Secured Party, at the time such action is taken, and the Debtor hereby represents that the Debtor has not done so heretofore and the Collateral is owned by the Debtor free and clear of all encumbrances.

         (b) The Secured Party shall have the right, at any time after the occurrence of any Event of Default, to cause the Collateral to be registered in the name of the Secured Party. Unless and until an Event of Default shall have occurred and be continuing, the Debtor may exercise all other rights with respect to the Collateral, and the Debtor will remain in possession of the Collateral.

         (c) The Secured Party shall not have any obligation with respect to any other property held or received by it hereunder, except to use reasonable care in the custody and preservation thereof to the extent required by applicable law.

         Section 5. Maintenance of the Collateral. The Debtor shall at all times from and after the date of this Agreement until the Liabilities have been paid in full take all steps necessary and prudent to protect the Collateral and the first-priority, perfected security interest of the Secured Party in the Collateral, including but not limited to, the following:

         (a) keep and maintain the tangible Collateral at the principal place of business of the Debtor located at 661 Shrewsbury Avenue, Shrewsbury, New Jersey or its office located in San Jose, California and not remove (other than in the ordinary course of business) the same without 30 days prior notice to the Secured Party, and will take all necessary steps to maintain the priority of the Secured Party's security interest in any Collateral, whether or not requested to do so by the Secured Party;

         (b) keep and maintain books and records relating to the Collateral at its principal place of business in a form reasonably satisfactory to the Secured Party and not remove the same without the written consent of the Secured Party and allow the Secured Party and its representatives access to such books and records and to the Collateral, at all reasonable times after the giving of reasonable notice, for the purpose of examination, verification, copying, extracting and such other purposes as the Secured Party may require;

         (c) when necessary or desirable for the perfection or maintenance of the Secured Party's security interest in the Collateral as requested to do so by the Secured Party make, stamp or record such entries or legends on any of the Debtor's books and records relating to the Collateral as the Secured Party shall reasonably request from time to time;

         (d) at the expense of the Debtor, defend the Collateral and defend and indemnify each of the Secured Party against all claims, liens, security interests, demands and other encumbrances of third parties, at any time claiming an interest, of any nature whatsoever, in the Collateral, which is adverse to any security interest granted to the Secured Party;

         (e) keep the Collateral free of all encumbrances, and (except as permitted by this Agreement) not sell, lease, transfer or otherwise dispose of the Collateral or any interest therein, in bulk or otherwise;

         (f) promptly notify each of the Secured Party in the event of material loss or damage to the Collateral;

         (g) pay all taxes which are or may become a lien on the Collateral, promptly when due so as to avoid imposition of any lien;

         (h) observe and comply with all laws, regulations, ordinances, rules and orders of any federal, state, municipal or other governmental authority relating to the Collateral and the use thereof, except during any period in which the Debtor, at the Debtor's expense and in the Debtor's name, shall be in good faith contesting the Debtor's obligations to comply therewith; and

         (i) execute and deliver to the Secured Party such other and further documents, instruments or writings and do, or omit or refrain from doing, such other acts and things which the Secured Party may reasonably request in order to evidence, effectuate, perfect or maintain its perfected security interest in the Collateral, such instruments to be in form and substance reasonably satisfactory to the Secured Party.

         Section 6. Remedies. (a) If any amount shall be due to the Secured Party pursuant to this Agreement or the Note, and shall not have been paid when and as the same shall have become due, whether at maturity, by acceleration, after notice of non-payment or otherwise, or if any other Event of Default shall have occurred, the Secured Party, subject to the terms of the Intercreditor Agreement, may take any or all of the following actions, after the expiration of any applicable grace period:

          (i) apply any funds held by any of the Secured Party as a result of any action on the Collateral to the payment of the Liabilities in the priorities set forth herein;

         (ii) sell the Collateral, or any interest therein, and negotiate, endorse, assign, transfer and deliver unto the purchaser or purchasers thereof the Collateral, at public or private sale, for cash, upon credit, or for other property for immediate or future delivery and for such price or prices and on such terms as the Secured Party in its sole discretion shall deem appropriate;

        (iii) take any action at law or in equity to enforce performance and observance of the obligations, agreements or covenants of the Debtor under this Agreement;

         (iv) exercise any and all rights and remedies conferred upon the Secured Party by the UCC and other applicable laws; and

          (v) upon notice to the Debtor, enter upon and into the Debtor's principal place of business, or such other premises owned, leased or otherwise controlled by the Debtor as may be necessary, without liability for trespass and remove all of the Collateral and all books, records, invoices and other documentation relating thereto.

The Secured Party may require the Debtor to assemble the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party reasonably convenient to the Party.

         (b) The Debtor agrees that, subsequent to an Event of Default hereunder, the Secured Party may notify "account debtors" that the Collateral has been assigned to the Secured Party and the Secured Party may collect such "accounts" directly and charge the reasonable collection costs and expenses to the account of the Debtor. The reasonable costs of collection, notification and enforcement, including but not limited to, reasonable counsel fees and out-of-pocket expenses, shall be borne solely by the Debtor.

         (c) All proceeds from the sale of the Collateral by the Secured Party hereunder and all other moneys received by the Secured Party pursuant to the terms of this Agreement shall be applied as follows:

              FIRST: provided that such expenses were incurred in accordance with the terms hereof or of the Note or the Intercreditor Agreement, the payment of all reasonable expenses incurred by any Secured Party in connection with such sale, including, but not limited to, the expenses of taking, advertising, processing, preparing and storing the Collateral to be sold, all court costs and the Secured Party's reasonable legal fees in connection therewith, and to the payment of all reasonable costs and expenses paid or incurred by the Secured Party in connection with this Agreement or the exercise of any right or remedy hereunder, to the extent that such advances, costs and expenses shall not have been paid to the Secured Party upon the Secured Party's demand to the Debtor therefor; provided, however, that in the event there are insufficient funds available to repay all of these expenses, the available funds shall be allocated to the relevant Secured Party in proportion to their relative expenditures; and

              SECOND: to the payment of accrued but unpaid interest due and owing on the Note and then to unpaid principal on the Note;

              THIRD: to the payment of any other outstanding amounts under the Note and this Agreement; and

any surplus, if any remaining, to be paid over to the Debtor, or as a court of competent jurisdiction may direct. Any requirement of reasonable notice imposed by law shall be deemed met if such notice is in writing and is sent to the Debtor in accordance with Section 17 hereof at least ten (10) days prior to the sale, disposition or other event giving rise to such notice requirement.

         Section 7. Waivers. (a) The Debtor acknowledges that the transactions of which this Agreement is a part are commercial transactions.

         (b) Except as provided herein, the Debtor waives presentment, demand, notice, protest, notice of acceptance of this Agreement and the Note, notice of credit extended, collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. The Secured Party shall not have any duty as to the collection or protection of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof.

         Section 8. Remedies Cumulative. (a) No remedy conferred upon or reserved to the Secured Party hereunder is or shall be deemed to be exclusive of any other available remedy or remedies. Without limiting the generality of the foregoing and subject to the terms of the Intercreditor Agreement, the Secured Party and each of them shall have the right to exercise any available remedy to recover any amount due and payable hereunder without regard to whether any other amount is due and payable, and without prejudice to the Secured Party to exercise any available remedy hereunder or otherwise, for other Events of Defaults existing at the time the earlier action was commenced.

         (b) Any delay, omission or failure by the Secured Party to insist upon the strict performance by the Debtor of any of the covenants, conditions and agreements herein set forth or to exercise any right or remedy available to it upon the occurrence of any Event of Default hereunder or otherwise, shall not impair any such right or remedy or be considered or taken as a waiver or relinquishment for the future the right to insist upon and to enforce, by injunction or other appropriate legal or equitable remedy, strict compliance by the Debtor with all of the covenants, conditions and agreements herein or otherwise, or of the right to exercise any such rights or remedies if such default by the Debtor be continued or repeated.

         Section 9. No Waiver. Failure by the Secured Party to exercise any right or remedy under this Agreement, under any other agreement between the Secured Party and the Debtor, including the Note and the Intercreditor Agreement, or delay by the Secured Party in exercising the same, will not operate as a waiver thereof. No waiver of any such right or remedy by the Secured Party will be effective unless it is in writing and signed by the Secured Party.

         Section 10. Successors and Assigns. This Agreement shall bind and inure to the benefit of the successors and assigns of the Secured Party and to any subsequent holders of any of the Liabilities. The term "Debtor" shall be deemed to include the successors and assigns of the Debtor.

         Section 11. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New Jersey applicable to contracts made and to be performed entirely within such state and applicable federal law.

         Section 12. Financing Statements. The Debtor will, at the request of the Secured Party, execute any financing statement submitted to it by such party with respect to its interest in the Collateral. The Debtor hereby authorizes, to the extent permitted by applicable law, the Secured Party to prepare and file UCC-1, UCC-3 and other financing statements as may be deemed by the Secured Party to be reasonably necessary to perfect and maintain the perfection of its interest in the Collateral and any amendments thereto or continuations thereof without the signature of the Debtor.

         Section 13. Termination. This Agreement shall terminate at such time as the Liabilities have been paid in full and all Debtors obligations hereunder have been performed;

provided, however, that if, at any time, all or part of any payment of the Liabilities theretofore made by the Debtor or any other Person is rescinded or otherwise must be returned by the Secured Party for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Debtor or any other Person), this Agreement shall continue to be effective or shall be reinstated, as the case may be, as to the Liabilities which were satisfied by the payment to be rescinded or returned, all as though such payment had not been made. Upon the termination of this Agreement, the Secured Party shall deliver any appropriate UCC-3 termination statements to the Debtor.

         Section 14. Further Assurances. The Debtor will promptly and duly execute and deliver to the Secured Party such further documents, instruments, writings and assurances and take such further action as the Secured Party may from time to time reasonably request, in order to evidence, effectuate, perfect or maintain the perfected security interest of the Secured Party in the Collateral and to otherwise carry out more effectively the intent and purpose of this Agreement and to establish and protect the rights and remedies created or intended to be created in favor of the Secured Party hereunder.

         Section 15. Interpretation. If any provision of this Agreement shall be ruled invalid by any court of competent jurisdiction, the invalidity of such provision shall not affect the remaining provisions hereof.

         Section 16. Consents and Approvals to be in Writing. No consent or approval of the Secured Party hereunder shall be effective unless in writing and signed by the Secured Party.

         Section 17. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be given to the parties at their respective addresses and shall be sent by (a) hand delivery, (b) certified mail, return receipt requested, postage prepaid, (c) a recognized overnight delivery service, or (d) telecopy or other means of facsimile. Notices sent by hand delivery shall be deemed received when delivered to the address and/or person set forth below; notices sent by certified mail shall be deemed received when accepted; notices sent by overnight delivery service shall be deemed received when delivered and notices sent by telecopy shall be deemed received upon receipt of confirmation of dispatch. Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto at least ten days prior to the effective date of such change.

         Section 18. Waiver of Jury Trial. THE DEBTOR AND THE SECURED PARTY WAIVE ANY RIGHTS THEY MAY HAVE TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED ON OR ARISING FROM THIS AGREEMENT OR THE NOTE, ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY OR EFFECTED PURSUANT HERETO OR THERETO, ANY DEALINGS OR COURSE OF DEALING BETWEEN OR AMONG THEM RELATING IN ANY WAY TO THE SUBJECT MATTER OF THIS AGREEMENT OR ANY STATEMENTS OR ACTIONS OF

ANY OF THEM OR THEIR AFFILIATES. Each of the parties acknowledges and agrees that this waiver is a material inducement to enter into the business relationship contemplated by this Agreement and the Note and that each has relied on this waiver in entering into these documents to which it is a party and will continue to rely on this waiver in its future dealings with the other party. The scope of this waiver is intended to be all-encompassing, and this waiver shall apply to all claims, of any nature whatsoever, whether deriving from contract, arising by law, based on tort or otherwise. THE DEBTOR AND THE SECURED PARTY HAVE MADE THIS WAIVER KNOWINGLY AND VOLUNTARILY, AND THIS WAIVER SHALL BE IRREVOCABLE. THIS WAIVER SHALL ALSO APPLY TO ALL AMENDMENTS, SUPPLEMENTS, RESTATEMENTS, EXTENSIONS AND MODIFICATIONS OF THIS AGREEMENT AND THE NOTE. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

         Section 19. Secured Party Appointed Attorney-in-Fact and Proxy. The Debtor hereby appoints each of the Secured Party with full power of substitution, as the Debtor's true lawful attorney-in-fact, and in the name and on behalf of the Debtor and at the Debtor's expense, from time to time in the Secured Party's discretion from and after the occurrence and during the continuance of an Event of Default to take any action and to execute any instrument which any of the Secured Party may deem necessary or advisable to perfect, protect or enforce any right or security interest hereunder or otherwise accomplish the purposes of this Agreement, including, without limitation, to execute and file alone any financing statement and any document or instrument under any other applicable laws, and to receive, endorse and collect all instruments made payable to the Debtor representing any dividend or other distribution in respect of any of the Collateral and to give full discharge for the same. The Debtor ratifies and approves all such acts of such attorney and proxy. The Secured Party will not be liable for any acts or omissions, nor for any error of judgment or mistake of fact or law, other than such Secured Party's own gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction. This power, being coupled with an interest, is irrevocable until all Liabilities have been paid in full.

         Section 20. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

         Section 21. Indemnification by the Debtor. The Debtor shall indemnify the Secured Party and each director, officer and agent of the Secured Party (each such Person being called an "Indemnitee") against, and to hold each Indemnitee harmless from, any and all losses, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee (subject to (Y) below), incurred by or asserted against any Indemnitee arising out any third party claims of, in connection with, or as a result of (i) the execution or delivery of this Agreement, the Intercreditor Agreement or the Note, or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or the consummation of the transactions or any other transactions contemplated hereby or thereby, (ii) any loan made pursuant to the Note or the use of the proceeds therefrom, or (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided, however, (X) that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee and (Y) the Debtor shall have the right to defend any such claim with counsel of its choosing (reasonably acceptable to the Indemnitee) and otherwise control the defense thereof; provided, however, that with respect to this subsection (Y), Debtor must first acknowledge to Indemnitee in writing that the claim is subject to the Indemnification provided by this
Section 21 and must satisfy Indemnitee that Debtor has the financial ability to satisfy the claim in full.

         Section 22. Intercreditor Agreement and Escrow Agreement. By execution of this Agreement by the Secured Party, the Debtor and the Secured Party confirm and agree that this Agreement shall act as a counterpart signature to the Intercreditor Agreement in accordance with Section 5.5 of the Intercreditor Agreement. The Debtor and the Secured Party further agree that for all purposes of the Intercreditor Agreement, (i) the Note shall be considered one of the Secured Notes under the Intercreditor Agreement; (ii) the Secured Party shall be considered one of the Lenders under the Intercreditor Agreement; (iii) this Agreement shall be considered the Security Agreement under the Intercreditor Agreement, and (iv) the Secured Party shall be considered a Primary Lender under the Intercreditor Agreement. Notwithstanding the terms of Section 3.2(a) of the Intercreditor Agreement, the Secured Party agrees not to take any Enforcement Action (as defined in the Intercreditor Agreement) against the Debtor unless either (a) the Secured Party has obtained the prior written consent to such Enforcement Action of at least one other Primary Lender or (b) at least one other Primary Lender has commenced an Enforcement Action against the Debtor. The Debtor shall obtain all consents and agreements necessary for the Secured Party to be a party to the Intercreditor Agreement within five (5) business days from the date hereof or the Debtor shall be in material breach of this Agreement. In addition, the Debtor shall obtain all consents and agreements necessary for the Secured Party to be a party to the Comprehensive Preferred Escrow Agreement dated January 29, 2001 among the Debtor, Lucent Technologies, Inc., Signal Lake Venture Fund and SGM Capital Limited within five (5) business days from the date hereof or the Debtor shall be in material breach of this Agreement.

         Section 23. Entire Agreement. This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter of this Agreement and supersedes all prior agreements or understandings, written or oral, between the parties with respect to the subject matter hereof, including without limitation the Prior Security Agreement which is amended and restated in its entirety by this Agreement.

                                     ******

         IN WITNESS WHEREOF, the Debtor and the Secured Party have duly executed this Agreement, all as of the day and year first above written.


                                 Debtor:

                                 ISPSOFT INC.



                                 By: /s/ Binay Sugla
                                     ---------------
                                          Name: Binay Sugla
                                          Title: President and
                                                 Chief Executive Officer


                                 Secured Party:

                                 DSET CORPORATION



                                 By: /s/ William P. McHale, Jr.
                                     --------------------------
                                          Name: William P. McHale, Jr.
                                          Title: President and
                                                 Chief Executive Officer



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